EXHIBIT 2.14
ATTACHMENT I

CONFIRMATION OF SWAP OPERATION

In connection with Swap No. 08G04228, registered with CETIP/BM&F (Custody and Liquidation Center/Commodities & Futures Exchange)

Party A:	BANCO ABN AMRO REAL S.A.
Party B:	TIM CELULAR S.A.
Negotiation Date:	07/07/2008
Start Date:	07/07/2008
Liquidation Date:	06/28/2010
Reference Value:	6,726,569.07 (six million seven hundred and twenty-six thousand, five hundred and sixty-nine reais and seven cents)

If the Start Date is subsequent to the Negotiation Date, the Reference Value will be restated by the variation of the [XXXX] of the Negotiation Date to the Start Date.

Premium to be paid for [XXXX] for the right of repentance: [XXXXX]

Index 1 Payer: TIM CELULAR S.A.

Index:	% of Index	Exchange Rate (initial)	Exchange Rate (final)	Minimum	Maximum	% Interest p.a.
CDO – CDI OVER	114% (one hundred and fourteen percent)	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

The restatement index 1 is limited by the maximum and minimum values above.

Index 2 – Payer – ABN AMRO

Index:	% of Index	Exchange Rate (initial)	Exchange Rate (final)	Minimum	Maximum	% Interest p.a.
USD	100% (one hundred percent)	USD PTAX800	USD PTAX800	XXXXX	XXXXX	6.19% (six point one nineteen percent) per annum

The restatement index 2 is limited by the maximum and minimum values above.

(stamp) Notary Public – 1st Notary Public of Osasco, Avenida João Batista, 239 – Centro, dated February 02, 2009. Authentication 0671AC6000801

Calculation Agent:
Account for payments to Party A: [   ]
Account for payments to Party B: [  ], or to its order, on the date of liquidation or early maturity

This Confirmation is an integral part of the Contract between Banco ABN AMRO Real S.A. and TIM CELULAR S.A., dated September 14, 2004 and respective Addenda, if any.

[signature]		[signature]
COUNTERPARTY:	TIM CELULAR S.A.	Lúcia Benechis
Marcio Fagundes		Finance & Treasury
Finance & Treasury		TIM CELULAR S/A.
TIM CELULAR S/A.

[signature]	[signature]
PARTICIPANT: BANCO ABN AMRO REAL S.A.	Raul Donatelli
Luiza H. Grillo	Cenape: 546.054.012
CPF: illegible

Witnesses:

Name: Eduardo Bizarro Uchôa	Name: Regiane C. dos Santos
CPF/MF: 271.675.408-03	CPF/MF: 491.217.014

ATTACHMENT I

CONFIRMATION OF SWAP OPERATION

In connection with Swap No. 08F11476, registered with CETIP/BM&F (Custody and Liquidation Center/Commodities & Futures Exchange)

Party A:	BANCO ABN AMRO REAL S.A.
Party B:	TIM CELULAR S.A.
Negotiation Date:	06/23/2008
Start Date:	06/23/2008
Liquidation Date:	06/14/2010
Reference Value:	R$ 14,932,246.63 (fourteen million and nine hundred and thirty-two thousand, two hundred and forty-six reais and sixty-three cents)

If the Start Date is subsequent to the Negotiation Date, the Reference Value will be restated by the variation of the [XXXX] of the Negotiation Date to the Start Date.

Premium to be paid for [XXXX] for the right of repentance: [XXXXX]

Index 1 Payer: TIM CELULAR S.A.

Index:	% of Index	Exchange Rate (initial)	Exchange Rate (final)	Minimum	Maximum	% Interest p.a.
CDO – CDI OVER	114% (one hundred and fourteen percent)	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX

The restatement index 1 is limited by the maximum and minimum values above.

Index 2 – Payer – ABN AMRO

Index:	% of Index	Exchange Rate (initial)	Exchange Rate (final)	Minimum	Maximum	% Interest p.a.
USD	100% (one hundred percent)	USD PTAX800	USD PTAX800	XXXXX	XXXXX	5.89% (five point eighty-nine percent) per annum

The restatement index 2 is limited by the maximum and minimum values above.

(stamped on all pages) Notary Public – 1st Notary Public of Osasco, Avenida João Batista, 239 – Centro, dated February 02, 2009. Authentication 0671AC6000808

Calculation Agent:
Account for payments to Party A: [   ]
Account for payments to Party B: [  ], or to its order, on the date of liquidation or early maturity

This Confirmation is an integral part of the Contract between BANCOABN AMRO Real S.A. and TIM CELULAR S.A., dated September 14, 2004 and respective Addenda, if any.

[signature]	[signature]
COUNTERPARTY:	Lúcia Benechis
TIM CELULAR S.A.

[signature]	[signature]
PARTICIPANT: BANCO ABN AMRO REAL S.A.	Cristiano Torres Sofia
Luiza H. Grilo	CPF: 110.064.948-47
CPF: illegible

Witnesses:

Name: Rita Crepaldi	Name: Eduardo Bizarro Uchôa
CPF/MF: 969.885.026	CPF/MF: 271.675.408-03

(stamp) 1st Notary Office of Osasco
Avenida João Batista – Centro
Authentication 0671AC600815